Stock Repurchase Plan	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
Stock Repurchase Plan

16.   Stock Repurchase Plan

In November 2003, the Company’s Board of Directors authorized the Company to repurchase up to an aggregate of $15 million in value of common stock in open market purchases from time to time at the discretion of the Company’s management depending on market conditions and other corporate considerations. The Company’s Board of Directors amended the program on various dates, increasing the repurchase amount authorized and extending the expiration date. At December 31, 2019, $70 million of the Company’s share repurchase authorization was remaining and in February 2020 the Board of Directors increased its authorization for share repurchases to $250 million through December 31, 2020. All of the Company’s share repurchases were effected in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended. This stock repurchase plan may be modified, suspended, or terminated at any time by the Company without notice.

Repurchases of common stock are recorded as a reduction to additional paid-in capital. To the extent additional paid-in capital had been reduced to zero through stock repurchases, retained earnings was then reduced. No shares were repurchased on the open market under the stock repurchase plan during each of the three years ended December 31, 2017, 2018, and 2019.